Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss.1350 (adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive Officer of Giant Motorsports, Inc. (the "Company"), hereby certify that to the best of my knowledge the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 14, 2005

                                       /s/ Russell A. Haehn
                                       -----------------------------------------
                                       Russell A. Haehn, Chief Executive Officer

This certification will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.